

Second Quarter 2017 Earnings Presentation

August 9, 2017

Forward-Looking and Other Information

Aleris

IMPORTANT INFORMATION

This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See "Forward-Looking Information" below.

BASIS OF PRESENTATION

We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, "Aleris," "we," "our," "us," " and the "Company" refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, "Aleris," "we," "our," "us," and the "Company" refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company's business and financial information throughout this presentation refers to the Company's continuing operations and the financial position and results of operations of its continuing operations.

FORWARD-LOOKING INFORMATION

Certain statements contained in this presentation are "forward-looking statements" within the meaning of the federal securities laws. Statements under headings with "Outlook" in the title and statements about our beliefs and expectations and statements containing the words "may," "could," "would," "should," "will," "believe," "expect," "anticipate," "plan," "estimate," "target," "project," "look forward to," "intend" and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, the pending acquisition of the Company by Zhongwang USA LLC (the "Merger"), future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers' industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to fulfill our substantial capital investment requirements; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (18) our ability to access credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; (21) risks related to the Merger (including the possibility that the merger may not be consummated or, that, if the Merger does close, our stockholders may not realize the anticipated benefits from the Merger) and (22) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled "Risk Factors" contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.

NON-GAAP INFORMATION

The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See "Appendix."

INDUSTRY INFORMATION

Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under "Risk Factors" in our filings with the Securities and Exchange Commission.

Second Quarter Overview

Aleris

- Solid underlying performance with 2Q17 Adjusted EBITDA of $66M
  - Improved operational performance
  - Higher rolling margins and favorable scrap spreads in North America
  - Europe plate and sheet mix improvement partially offset aerospace and automotive headwinds
  - Unfavorable FX from weaker dollar
- Significant progress made with the execution of our North America autobody sheet project

2Q Adjusted EBITDA ($M)



3%
$65
$66
2Q16
2Q17

Adjusted EBITDA per ton ($/t)



$292
$302
2Q16
2Q17

3% year over year Adjusted EBITDA growth

Key Global End Uses

Aleris

	2Q YoY Growth	Aleris Volume Drivers



Aerospace — 2Q YoY Growth: (8%)

- Ongoing industry destocking
- Spot volumes weaker than 1H 2016
- Long-term fundamentals remain robust



Automotive — 2Q YoY Growth: 2%

- North America non-CALP volumes offset European program timing delays
- 1H EU Premium Auto builds down 1%[1]
- Ducker reaffirms North America growth[2]



Heat Exchanger — 2Q YoY Growth: 5%

- Demand growth remains strong
- HEX volume upside limited by available capacity

[1]IHS Global Insights, July 2017
[2]Ducker Worldwide, updated July 2017

Key Regional End Uses

Aleris

		2Q YoY Growth	Aleris Volume Drivers
	N.A. Building & Construction	4%	▪ Continued healthy industry demand, although trends have been choppy ▪ Single family starts trending positively
	N.A. Distribution	(2%)	▪ Overall end-use demand remains solid ▪ Mill time balanced between current demand and pre-build for extended outage
	N.A. Truck Trailer	(1%)	▪ Expected declines after cyclical peak ▪ Volumes continuing to stabilize
	EU Regional Commercial Plate & Sheet	(10%)	▪ Focus on value-added product mix ▪ Uncertainty caused by higher LME prices

North America ABS Project Update

Aleris

AUTOMOTIVE BODY SHEET (ABS) PROJECT CAPEX ($M)

2014	2015	2016	2017E
$13	$153	$185	$74

2Q17
$24



First CALP Line



Second CALP Line



Wide Cold Mill

- CALP I qualified on three alloy grades; CALP II complete and commissioning well underway
- Completing hot mill outage, widening and upgrades to support ABS and other high-value products
- Lewisport facility earned Ford Q1 designation for quality programs and delivery performance
- Added additional long-term customer and vehicle platforms during the quarter

Project remains on target for 2017 commercial ABS shipments

Adjusted EBITDA Bridges

($M)

2Q17 vs. 2Q16



80
70
60
50
40
30
20
$65
$3
$2
$8
($3)
($7)
$1
($3)
$66
2Q16
Volume/Mix
Price
Metal Spreads
Commodity Inflation
Base Inflation
Productivity
Currency/ Translation/ Other
2Q17

1H17 vs. 1H16



140
120
100
80
60
40
20
0
$110
$6
$2
$10
($5)
($12)
$6
$1
$118
1H16
Volume/Mix
Price
Metal Spreads
Commodity Inflation
Base Inflation
Productivity
Currency/ Translation/ Other
1H17

North America

Aleris

Volume (kT)



2%
129
132
2Q16
2Q17

Segment Adjusted EBITDA ($M)



$28
$36
2Q16
2Q17

Adj. EBITDA / ton		
	$219	$276

2Q Adjusted EBITDA Bridge ($M)



$45
$40
$35
$30
$25
$20
$15
$28
$3
$3
$6
($2)
($3)
$1
$36
2Q16
Volume/Mix
Price
Metal Spreads
Commodity Inflation
Base Inflation
Productivity
2Q17

2Q17 Performance

- Improved operational stability contributed to higher Adj. EBITDA and Adj. EBITDA / ton
- Favorable metal spread environment with better scrap flows and usage
- B&C growth offset declines in Distribution and Truck Trailer; better overall product mix

Metal Update

North America Scrap Spreads[1]



$1.10
$1.05
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$0.35
$0.30
$0.25
$0.20
$0.15
Dec 2014
Mar 2015
Jun 2015
Sep 2015
Dec 2015
Mar 2016
Jun 2016
Sep 2016
Dec 2016
Mar 2017
Jun 2017
P1020 (left axis)
Weighted Painted Siding, Mixed Low Copper, Sheet Spread

[1]Platts, Aleris Management Analysis, July 2017

Ongoing improvement in metal spreads and scrap trends

Europe

Aleris

Volume (kT)



(6%)
87
83
2Q16
2Q17

Segment Adjusted EBITDA ($M)



$43
$35
2Q16
2Q17

Adj. EBITDA / ton	
$487	$429

2Q Adjusted EBITDA Bridge ($M)



$45
$42
$39
$36
$33
$30
$27
$43
($1)
-$0-
$2
($1)
($3)
($1)
($4)
$35
2Q16
Volume/Mix
Price
Metal Spreads
Commodity Inflation
Base Inflation
Productivity
Currency/ Translation/ Other
2Q17

2Q17 Performance

- Higher value-added plate & sheet mix and increased HEX volumes helped offset impact from aerospace volume weakness
- Automotive volumes weaker than 2Q16 due to OEM program timing
- FX headwinds contributed $3M to Adj. EBITDA decrease
- Lower productivity due to increased R&D investments and lower volumes

Asia Pacific

Aleris

Volume (kT)


27%
5
7
2Q16
2Q17

Segment Adjusted EBITDA ($M)


$3
$4
2Q16
2Q17

Adj. EBITDA / ton	
$469	$525

2Q Adjusted EBITDA Bridge ($M)


$5
$4
$3
$2
$1
$0
$3
$1
($1)
-$0-
($0)
($1)
$1
$1
$4
2Q16
Volume/Mix
Price
Metal Spreads
Commodity Inflation
Base Inflation
Productivity
Currency/ Translation/ Other
2Q17

2Q17 Performance

- Record production and commercial plate shipment levels drove increase in volume
- Aerospace volumes challenging due to destocking
- Productivity gains from continued strong operational performance

Cash Flow and LTM Working Capital

Aleris

Net Cash Flow ($M)

	2Q16	2Q17
Cash Provided (Used) by Operating Activities	$33	($37)
Capital Expenditures	(100)	(55)
Other	(1)	(1)
Net Cash Before Financing	**($68)**	**($93)**

Total LTM Working Capital Days[1]



80
75
70
65
60
55
50
21%
19%
21%
76
71
72
2015
2016
2Q17
Days
% of Sales

- Higher LME increasing working capital investment
- Higher than normal North America inventory build to accommodate Lewisport outage

[1]Pro forma for divestitures of Global Recycling and Extrusions businesses

Balancing ABS project ramp-up and cash flow

Capital & Liquidity Overview

Aleris

Capital Expenditures Summary ($M)[1]


$358
$8
$276
$74
$298
$10
$201
$88
$240-$250²
$14
$169
$57-$67
$188
$107
$82
$121
$14
$96
$118
$4
$86
$27
$55
$1
$43
$11
2013
2014
2015
2016
2017E
2Q17
1H17
Other Growth
North America ABS Project & Other Upgrades
Maintenance

[1]Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015
[2]Guidance does not include capitalized interest
[3]Includes $2M of restricted cash for payoff of China Loan Facility
[4]Amounts exclude applicable premiums and discounts
[5]Other excludes $45M of exchangeable notes
[6]See prior SEC filing for applicable reconciliations to GAAP financial measures
[7]Excludes Non-Recourse China Loan Facilities
[8]Secured debt includes outstanding ABL Facility balance and 2021 Secured Notes
Note: Certain amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in these charts and tables

Liquidity Summary ($M)

	6/30/2017
Cash and Restricted Cash[3]	$54
Availability under ABL Facility	245
Liquidity	$300

Capital Structure ($M)

	6/30/2017
Cash and Restricted Cash[3]	$54
ABL	201
Notes[4]	1,240
Non-Recourse China Loan Facilities[4]	178
Other[4,5]	7
Net Debt	$1,572
LTM Adjusted EBITDA[6]	$214
Net Debt / LTM Adj. EBITDA	7.3x
Net Recourse Debt[7] / LTM Adj. EBITDA	6.5x
Net Secured Debt[8] / LTM Adj. EBITDA	4.4x

Capital expenditures ramping down in 2017

Merger Transaction Update

Aleris

- Merger subject to regulatory approval including approval from CFIUS
- In our second filing, CFIUS continues to raise national security concerns
- We have recently withdrawn the transaction from CFIUS for the second time
- Aleris and Zhongwang USA LLC continue discussions concerning the transaction
- The merger agreement will automatically expire on August 31, 2017 by its terms

Concluding Remarks

Aleris

2Q / First Half Recap

- Solid second quarter and first half performance
- AOS programs focused on operational performance and reliability having an impact on our results
- Delivering on the execution of our major strategic projects

3Q Outlook

- Segment income and Adjusted EBITDA expected to be modestly lower than the third quarter of 2016
  - Third quarter results will be impacted by major Lewisport outage tied to hot mill upgrade
  - Recent choppy housing starts leading to customer inventory rebalancing early in the quarter
  - Improved metal spreads expected to continue to benefit North America
  - Aerospace softness due to continued supply chain destocking and automotive model launch delays will impact Europe volumes
  - Weakening U.S. dollar will negatively impact Europe results
  - Solid regional demand continues in Europe with continued focus on our mix
- Without the planned Lewisport outage impact, 3Q17 would have been substantially ahead of prior year
- After outage, Lewisport expected to be positioned for ABS production in 2017



Appendix

2Q Adjusted EBITDA Reconciliation

Aleris

($M)

	For the three months ended June 30,		For the six months ended June 30,	
	2017	2016	2017	2016
Adjusted EBITDA	$66.3	$64.5	$118.1	$109.0
Unrealized gains on derivative financial instruments	25.1	5.6	17.2	14.8
Restructuring charges	(0.8)	(0.6)	(1.2)	(1.4)
Unallocated currency exchange gains on debt	(1.3)	(0.6)	(1.3)	(0.5)
Stock-based compensation expense	(0.4)	(1.7)	(1.1)	(3.4)
Start-up costs	(15.4)	(10.0)	(29.9)	(16.4)
(Unfavorable) favorable metal price lag	(4.7)	(3.1)	(2.6)	0.7
Loss on extinguishment of debt	-	(12.6)	-	(12.6)
Other	(1.4)	2.4	(3.4)	0.5
EBITDA	67.4	43.9	95.8	90.7
Interest expense, net	(31.3)	(21.1)	(58.4)	(39.2)
Provision for income taxes	(12.8)	(9.4)	(23.5)	(18.2)
Depreciation and amortization	(25.8)	(26.4)	(51.5)	(52.7)
Net loss	($2.5)	($13.0)	($37.6)	($19.4)

2Q Adjusted EBITDA Reconciliation by Segment

Aleris

($M)

	For the three months ended June 30,		For the six months ended June 30,	
	2017	2016	2017	2016
North America				
Segment income	$31.1	$27.6	$55.3	$51.7
Unfavorable (favorable) metal price lag	5.3	0.7	4.4	(2.7)
Segment Adjusted EBITDA[1]	$36.4	$28.3	$59.7	$49.0
Europe				
Segment income	$35.3	$40.2	$73.3	$73.2
Unfavorable (favorable) metal price lag	0.1	2.4	(0.6)	2.0
Segment Adjusted EBITDA[1]	$35.4	$42.6	$72.7	$75.2
Asia Pacific				
Segment income	$4.3	$2.5	$5.7	$3.4
Favorable metal price lag	(0.7)	—	(1.2)	—
Segment Adjusted EBITDA	$3.6	$2.5	$4.5	$3.4

[1]Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table

2Q Adjusted EBITDA Per Ton Reconciliation

Aleris

($M, except per ton measures, volume in thousands of tons)

	For the three months ended June 30,		For the six months ended June 30,	
	2017	2016	2017	2016
Metric tons of finished product shipped:				
North America	131.8	129.5	246.6	249.3
Europe	82.6	87.4	162.2	169.3
Asia Pacific	6.9	5.4	12.4	10.3
Intra-entity shipments	(1.5)	(1.2)	(2.8)	(2.6)
Total metric tons of finished product shipped	219.8	221.1	418.4	426.3
Segment Adjusted EBITDA:[1]				
North America	$36.4	$28.3	$59.7	$49.0
Europe	35.4	42.6	72.7	75.2
Asia Pacific	3.6	2.5	4.5	3.4
Corporate	(9.1)	(8.9)	(18.8)	(18.6)
Total Adjusted EBITDA	$66.3	$64.5	$118.1	$109.0
Segment Adjusted EBITDA per metric ton:				
North America	$276.4	$218.6	$242.1	$196.6
Europe	428.7	487.1	447.9	444.0
Asia Pacific	525.3	468.6	367.6	332.4
Aleris Corporation	301.6	291.9	282.3	255.8

[1]See prior slides for a reconciliation to the applicable GAAP financial measures

Metal Hedging Practices

Aleris

Risk	Mitigation Strategy	Impact
■ LME and regional premium volatility (inventory exposure)	■ Pass through pricing and tolling ■ Minimize inventory levels ■ Sell 100% of open inventory forward	✓ Lowers margin volatility ✓ Minimizes earnings impact ✓ Risk limited to turn of inventory ("metal lag")
■ Forward price sales	■ Match sales with physical purchases or LME forwards ■ Attempt to minimize LT fixed price sales	✓ Locks in rolling margin ✓ Reduces multiyear dated derivatives

Adjusted EBITDA vs. Metal price lag

	3Q 2015	4Q 2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017
Metal price lag impact on gross profit	($24)	$0	$11	$6	$8	$8	$22	$8
(+) Realized (losses) / gains on metal derivatives	20	1	(7)	(9)	(9)	(5)	(19)	(12)
Favorable / (unfavorable) metal price lag net of realized derivative gains / losses	**($4)**	**$1**	**$4**	**($3)**	**($1)**	**$4**	**$2**	**($5)**
Adj. EBITDA including metal lag	$64	$40	$48	$61	$52	$47	$54	$62
(–) Income / (expense) from metal price lag	(4)	1	4	(3)	(1)	4	2	(5)
Adj. EBITDA as reported	$68	$39	$45	$65	$53	$43	$52	$66

Robust risk management discipline minimizes commodity price exposure